CERTIFICATION PURSUANT TO
                               18 U.S.C. ss. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002




     In connection with the Quarterly Report of WSFS Financial Corporation (the "Company") on Form 10-Q for the period ended June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Marvin
N.  Schoenhals,  Chairman,  President and Chief Executive  Officer,  and Mark A.
Turner, Chief Operating Officer and Chief Financial Officer (Principal Accounting Officer), hereby certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.






/s/Marvin N. Schoenhals                       /s/Mark A. Turner
---------------------------------             ----------------------------------
Marvin N. Schoenhals                          Mark A. Turner
Chairman, President and Chief                 Chief Operation Officer and Chief
  Executive Officer                              Financial Officer




August 14, 2002